MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        BANC ONE INVESTMENT ADVISORS CORPORATION
        416 West Jefferson Street
        Louisville, Kentucky 40202

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Thomas A. Christopher
        Douglas Dean
        Diana P. Herrmann
        Carroll F. Knicely
        Theodore T. Mason
        Anne J. Mills
        William J. Nightingale
        James R. Ramsey

OFFICERS
        Lacy B. Herrmann, President
        Jerry G. McGrew, Senior Vice President
        Teresa M. Priest, Vice President
        L. Michele Robbins, Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC INC.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        345 Park Avenue
        New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.

ANNUAL
REPORT

DECEMBER 31, 1998

CHURCHILL
TAX-FREE FUND OF
KENTUCKY

A TAX-FREE INCOME INVESTMENT

(Logo for Churchill Tax-Free Fund of Kentucky: a standing pegasus with a circle around it)

(Logo for the Aquila Group of Funds: an eagle's head)

ONE OF THE
AQUILAsm GROUP OF FUNDS

SERVING KENTUCKY INVESTORS FOR OVER A DECADE

(Logo for Churchill Tax-Free Fund of Kentucky: a standing pegasus with a circle around it)

CHURCHILL TAX-FREE FUND OF KENTUCKY

ANNUAL REPORT

"THE BEST THINGS IN LIFE CAN BE TAX-FREE"

February 17, 1999

Dear Fellow Shareholder:

     When you compare TAX-FREE municipal bonds with similar maturity high quality taxable U.S. Treasuries, we think it is fair to say,

           "THE BEST THINGS IN LIFE CAN BE TAX-FREE."

     You may well come out way ahead owning a TAX-FREE bond, since recently the ratio of return on TAXABLE U.S. Treasuries versus
TAX-FREE municipals has been running ahead of what has normally been the case.

     What this means to you in dollars and cents is that when you take into consideration the effect of taxes you pay with a TAXABLE bond, you actually get to keep more of your return with the TAX-FREE investment.

     Let us show you the mathematics of how this works out. Let's suppose you purchase a $1,000 15-year U.S. Treasury bond yielding
5% and a $1,000 tax-free municipal bond with a maturity of 15 years yielding 4.4%. Your investments would look as follows*:

                                     U.S. TREASURY              TAX-FREE
    Interest Income                     $50.00                    $44.00
    Federal Tax Bracket                 28%                       28%
    Federal Tax Paid                    $14.00                    $-0-
    Net Income Retained                 $36.00                    $44.00

     Even though on the surface the U.S. Treasury appears to be yielding higher than the TAX-FREE municipal, once the effect of Federal taxes is taken into consideration, the TAX-FREE investment allows you to keep more money in your pocket. State taxes are not applicable to either investment.

     Obviously, investors in higher income tax brackets will obtain an even greater advantage.

     Given the desirability of making sure you have the right asset allocation with your investment money, the fact that there is an increased supply of high quality municipal bonds and a rising ratio of taxable vs. tax-free bonds, we believe it is fair to say that,

     "THE BEST THINGS IN LIFE CAN BE TAX-FREE."

     This is particularly true considering the high quality of the bonds in Churchill Tax-Free Fund of Kentucky and the intermediate maturity of the overall portfolio of the Fund. Both these factors lend themselves to the kind of investment that allows you to "sleep well at night."

     You can be assured that all those associated with the management of your investment in Churchill Tax-Free Fund of Kentucky are consistently working in your best interest. We very much value you as a shareholder and appreciate the confidence you have shown in the Fund.

Sincerely,

Lacy B. Herrmann
Chairman, Board of Trustees

  * The examples given, while realistic, are for illustrative purposes only, are strictly hypothetical in nature and do not represent the performance of any particular investment. For simplicity, a stable net asset value has been assumed over the life of each investment and the effect of dividend reinvestment was not taken into account. Of course, the actual rate of return and share price of a municipal bond fund, such as Churchill Tax-Free Fund of Kentucky, will fluctuate with general interest rate changes. Thus, redemption price may be more or less than original purchase price.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     The graph below illustrates the value of $10,000 invested in Class A shares of Churchill Tax-Free Fund of Kentucky at inception of the Fund in May, 1987 and maintaining this investment through the Fund's latest fiscal year end, December 31, 1998, as compared with a hypothetical similar size investment in the Lehman Brothers Quality Intermediate Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Fund's other classes, first offered on April 30, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     It should also be specifically noted that the Index is nationally oriented and consists of an unmanaged mix of approximately 28,000 investment-grade intermediate-term municipal securities of issuers throughout the United States. However, the Fund's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Kentucky issuers, over the same period.

     The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index. Furthermore, whatever the difference in performance of the Index versus the Fund might also be attributed to the lack of application of annual operating expenses and initial sales charge to the Index.

     Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

     As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.

(Graphic of line chart with the following information:)

PERFORMANCE COMPARISON

                   Lehman Brothers Quality                   Fund After Sales Charge          Cost of
                   Intermediate Municipal Bond Index         and Expenses                     Living Index

5/87               $  10,000                                 $   9,600                        $  10,000
12/87                 10,210                                     9,538                           10,230
12/88                 10,866                                    10,539                           10,681
12/89                 11,917                                    11,936                           11,176
12/90                 12,812                                    12,693                           11,874
12/91                 14,239                                    14,033                           12,228
12/92                 15,280                                    15,273                           12,591
12/93                 16,793                                    16,876                           12,935
12/94                 16,334                                    16,334                           13,271
12/95                 18,587                                    18,544                           13,616
12/96                 19,380                                    19,387                           14,076
12/97                 20,799                                    20,926                           14,315
12/98                 22,047                                    21,999                           14,545

(Graphic of table with the following information:)

            Fund's average annual total return

            For the Period Ended December 31, 1998    1 Year     5 Years     10 Years     Life of Fund Since 5/21/87
            Including Sales Charge and Expenses       0.93%      4.55%       7.20%        7.02%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

     No matter how you look at it, 1998 was a very dramatic year for the world financial markets. It seemed that every time we turned around, another Asian or Latin American securities market or currency was on the "verge of collapse." The Russian government devalued the ruble and delayed payment on billions of dollars of its debt. Tensions in Iraq threatened to send oil prices higher. And as if all that weren't enough, the markets had the distraction of the Clinton scandal to contend with.

     In spite of all the challenges it faced, the U. S. financial markets continued to prosper. The U. S. Treasury market proved once again to be the "safe haven" for both domestic and foreign investors to "park" their funds, with rate of return taking a backseat to safety. The yield to maturity on the 30-year U. S. Treasury bond began the year at 5.92%. By the close of 1998, the yield had fallen to 5.09%. While this decline was due in large part to the "flight to quality" offered by the perceived safety provided by U. S. Treasury securities, the fact that we experienced only modest inflation during the year also contributed to this unprecedented strength. In 1998 we saw the Federal Reserve move to reduce short-term interest rates a number of times.

     The Dow Jones Industrial Average continued to break records, hitting a high of nearly 9400, before closing the year at just under 9200. The Standard & Poor's 500 Index rose 26.67%, marking the fourth consecutive year of double-digit returns.

     We had great news on the inflation front in 1998 - domestic inflation, as measured by the Producer Price Index (PPI) actually declined by 0.1% for the year. Prices at the retail level, as measured by the Consumer Price Index (CPI) rose a modest 1.6% for the year, matching the increase we saw in 1997.

     The municipal Bond Buyer Revenue Bond Index ended the year at 5.28%, virtually unchanged from the levels we saw at the end of 1997. Kentucky municipal bonds continued to be in strong demand. The General Fund of the Commonwealth of Kentucky continues to maintain a comfortable surplus. Consequently, in 1998, the State was essentially absent from borrowing in the tax-free bond market. Cities, counties, and other local municipalities accounted for nearly all of the increase in borrowing that we saw last year, as issuers took advantage of the prevailing lower interest rates to refinance their higher cost debt.

            The conservative intermediate maturity structure of the portfolio and the high current income of the Churchill Tax-Free Fund of Kentucky combined to produce a net asset value of $10.81 per share, exactly the same as where we ended 1997. The "A" class shares of the Fund had an annual total rate of return of 5.13% for 1998.

            The investment objective of the Churchill Tax-Free Fund of Kentucky is to provide as high a level of triple tax-exempt current income as is consistent with the preservation of capital. This objective continues to be successfully addressed by adhering to a discipline of solid fundamental, conservative portfolio management ideals. The Fund has maintained an average credit quality of "AA." We are proud to have once again earned a four star rating from Morningstar, an independent mutual fund rating service. Our "laddered" portfolio maturity structure helps us manage price volatility. The Fund has an effective maturity of approximately 7.5 years. We maintain a well-diversified portfolio of over 160 different Kentucky issues, thus reducing issuer credit risk by "not having all of our eggs in one basket."

            We are optimistic about the prospects for the domestic economy in 1999. We expect the economy to grow at a modest rate, approximately 1.5% - 2.0%, as measured by the Gross Domestic Product (GDP). We forecast inflation, as measured by the CPI, to average approximately 1.75% for the year. There remain serious concerns regarding financial turmoil still being experienced in several foreign economies. Slow growth, moderate inflation, and global economic concerns should again translate into another positive year for the bond market and interest rates in 1999.

(Logo for KPMG LLP: The letters KPMG in front of four rectangles)

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Tax-Free Fund of Kentucky:

          We have audited the accompanying statement of assets and liabilities of Churchill Tax-Free Fund of Kentucky, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Tax-Free Fund of Kentucky as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 1, 1999


CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF INVESTMENTS
  DECEMBER 31, 1998

                                                                                  RATING
        FACE                                                                     MOODY'S/
       AMOUNT       REVENUE BONDS (98.3%)                                           S&P                    VALUE

                    STATE AGENCIES (13.9%)
                    Kentucky Higher Education Student Loan
                    Corporaton Insured Student Loan Revenue,
 $   1,490,000        6.500%, 06/01/02                                            Aaa/AA-           $    1,588,712
     2,955,000        6.800%, 06/01/03                                            Aaa/AA-                3,206,175
     1,915,000        7.100%, 12/01/11                                            Aaa/AA-                2,039,475
     1,930,000      Kentucky Infrastructure Authority Revenue,
                      5.000%, 06/01/09, MBIA Insured                              Aaa/AAA                2,033,737
       555,000        7.200%, 06/01/11                                              A/A                    602,869
       635,000        5.250%, 06/01/12                                             A2/A                    661,987
       875,000        6.500%, 06/01/12                                              A/A                    946,094
       125,000        5.250%, 06/01/14                                             A2/A                    128,594
     1,110,000        6.375%, 06/01/14                                              A/A                  1,239,037
       135,000        5.250%, 06/01/15                                             A2/A                    138,375
       100,000        5.375%, 06/01/17                                             A2/A                    103,250
       100,000        5.000%, 08/01/17                                             NR/A                     98,875
     1,500,000        5.375%, 02/01/18                                             NR/A                  1,530,000
                    Kentucky Local Correctional Facilities Construction
                    Authority Revenue,
     5,065,000        5.500%, 11/01/14, FSA Insured                               Aaa/AAA                5,343,575
                    Kentucky Area Development
       345,000        5.750%, 12/01/27                                             NR/AA                   357,506
       145,000        5.600%, 6/01/28                                              NR/AA                   148,625
       785,000        5.500%, 6/01/28                                              NR/AA                   797,756
                    Kentucky Rural Economic Development Authority
     3,110,000        7.250%, 06/01/17                                             NR/AA                 3,351,025
                    Kentucky State Properties and Buildings
                    Commission Revenue,
     4,510,000        6.625%, 10/01/00, Pre-Refunded                               NR/AAA                4,932,812
       365,000        7.000%, 02/01/01, Pre-Refunded                               NR/AAA                  396,025
     1,000,000        6.500%, 08/01/01, Pre-Refunded                               NR/AAA                1,087,500
       220,000        6.000%, 09/01/08                                             A2/A+                   249,700
       500,000        5.500%, 11/01/09, AMBAC Insured                             Aaa/AAA                  542,500
       400,000        5.000%, 09/01/13                                              A/A+                   404,000
     1,000,000        5.100%, 10/01/17                                             A2/A+                 1,011,250
                    Puerto Rico Public Buildings Authority,
     1,000,000        6.875%, 07/01/02, Pre-Refunded                              Aaa/AAA                1,117,500
                                                                                                               34,056,954

                    COUNTY AGENCIES (13.3%)
                    Clark County Kentucky Public Properties Corp.
                      Revenue,
     1,120,000        6.700%, 06/01/01, Pre-Refunded                                A/NR                 1,201,200
                    Floyd County Public Property, Courthouse Revenue,
       510,000        5.500%, 09/01/14                                             NR/A                    545,063
                    Jefferson County Kentucky Capital Projects,
     1,000,000        5.200%, 06/01/08, MBIA Insured                              Aaa/AAA                1,075,000
       420,000        5.250%, 06/01/14, MBIA Insured                              Aaa/AAA                  437,850
     1,620,000        5.375%, 06/01/18, MBIA Insured                              Aaa/AAA                1,680,750
     1,640,000        5.375%, 06/01/22, MBIA Insured                              Aaa/AAA                1,697,400
     5,900,000        5.500%, 06/01/28, MBIA Insured                              Aaa/AAA                6,187,625
                    Kenton County Kentucky Public Property County
                      Courthouse
       455,000        5.000%, 03/01/14                                             A1/NR                   455,569
       250,000        5.000%, 03/01/15                                             A1/NR                   248,750
       345,000        5.000%, 03/01/20                                             A1/NR                   335,081
     1,000,000        5.000%, 03/01/23                                             A1/NR                   962,500
                    Lincoln County Kentucky Public Properties Corp.,
       430,000        6.500%, 03/01/22                                             NR/NR*                  481,600
                    Muhlenberg County Kentucky Industrial
                      Development Revenue,
     1,500,000        7.000%, 09/01/01                                             NR/A                  1,606,875
                    Nelson Co. IDR - (Mabex Universal),
     2,900,000        6.500%, 04/01/05                                             A1/NR                 3,146,500
                    Pendleton County Kentucky Multi-County Lease
                    Revenue,
       500,000        7.300%, 03/01/02                                             NR/AA                   535,000
       570,000        7.550%, 03/01/10                                             NR/AA                   607,050
     4,500,000        6.500%, 03/01/19                                             NR/A                  4,888,125
     3,000,000        6.400%, 03/01/19                                             NR/A                  3,476,250
                    Warren County Kentucky Justice,
     2,875,000        5.350%, 09/01/29, MBIA Insured                              Aaa/NR                 2,982,812

                                                                                                        32,551,000

                    CITY/MUNICIPAL OBLIGATIONS (8.7%)
                    Danville Kentucky Multi-City Lease. Revenue,
       545,000        5.000%, 09/01/11                                             NR/NR*                  557,262
                    Jeffersontown Kentucky Public Project Corp.
                      Revenue,
       500,000        5.750%, 11/01/15                                              A/NR                   538,125
                    Kentucky League Cities Funding Trust COP,
       700,000        5.900%, 08/01/16, (Owensboro)                                NR/A                    753,375
     1,715,000        6.200%, 08/01/17, (Covington)                                NR/A+                 1,871,494
                    Louisville Kentucky Public Properties Corp.,
     4,090,000        6.700%, 12/01/20, Pre-Refunded                                A/A-                 4,585,912
                    Mount Sterling Kentucky Lease Revenue,
     1,920,000        6.150%, 03/01/13                                             Aa/NR                 2,078,400
     7,000,000        6.200%, 03/01/18                                             Aa/NR                 7,533,750
                    Munfordville Kentucky Industrial Development
                      Revenue
     2,500,000        7.000%, 06/01/19, LOC Bank One                               NR/AA                 2,753,125
                    Richmond Kentucky District Court Facility
                    Revenue
       740,000        5.300%, 02/01/25                                             A3/NR                   750,175
                                                                                                        21,421,618

                    UTILITIES (9.6%)
                    Carrolton & Henderson Kentucky Gas Revenue,
       750,000        5.000%, 01/01/09, FSA Insured                               Aaa/AAA                  792,187
                    Glasgow Kentucky Electric Plant Board Revenue,
       280,000        7.600%, 12/01/09, Pre-Refunded                               NR/BBB                  306,600
                    Hardin County, Kentucky Water District
     1,000,000        5.900%, 01/01/25, MBIA Insured                              Aaa/AAA                1,086,250
                    Henderson County Kentucky Water District,
                      Waterworks Revenue,
       190,000        5.600%, 09/01/21                                             NR/NR*                  194,987
                    Lebanon Kentucky Waterworks Revenue,
       250,000        7.500%, 04/01/01, Pre-Refunded                               NR/NR*                  274,687


                    Louisville and Jefferson County Kentucky
                      Metropolitan Sewer District Revenue,
     1,525,000        6.500%, 11/15/04, MBIA Insured, Pre-Refunded                Aaa/AAA                1,749,937
       250,000        5.000%, 05/15/13, MBIA Insured                              Aaa/AAA                  255,312
       230,000        5.000%, 12/01/14, MBIA Insured                              Aaa/AAA                  233,162
     2,000,000        5.300%, 05/15/19, MBIA Insured                              Aaa/AAA                2,037,500
     2,500,000        5.000%, 05/15/19, MBIA Insured                              Aaa/AAA                2,481,250
     1,745,000        5.000%, 05/15/22, MBIA Insured                              Aaa/AAA                1,736,275
     4,070,000        5.500%, 05/15/23, MBIA Insured                              Aaa/AAA                4,217,537
     1,000,000        5.250%, 05/15/27, MBIA Insured                              Aaa/AAA                1,025,000
     7,000,000        4.750%, 05/15/28, MBIA Insured                              Aaa/AAA                6,693,750
                    Muhlenberg County Kentucky Water District,
                      Waterworks Revenue,
       100,000        5.500%, 01/01/12, AMBAC Insured                             Aaa/NR                   107,500
       110,000        5.500%, 01/01/13, AMBAC Insured                             Aaa/NR                   117,837
       115,000        5.600%, 01/01/14, AMBAC Insured                             Aaa/NR                   122,619
                    North Nelson County Kentucky, Water Revenue
       205,000        5.200%, 01/01/20                                             NR/NR*                  203,462
                                                                                                        23,635,852

                    POLLUTION CONTROL REVENUE (9.1%)
                    Ashland Kentucky Pollution Control Revenue,
                      (Ashland Oil)
     3,000,000        6.650%, 08/01/09                                           Baa2/NR                 3,240,000
                    Boone County Kentucky Pollution Control, (Dayton
                    Power & Light)
     4,000,000        6.500%, 11/15/22                                            Aa3/AA-                4,355,000
                    Boone County Kentucky Pollution Control, (Cinergy)
       750,000        5.500%, 01/01/24, MBIA Insured                              Aaa/AAA                  779,062
                    Carroll County Kentucky Pollution Control Revenue,
                      (LG&E Energy)
     3,500,000        7.450%, 09/15/16                                            Aa2/AA-                3,950,625
     2,910,000        6.250%, 02/01/18                                            Aa2/AA-                3,084,600


                    Jefferson County Kentucky Pollution Control
                      Revenue, (LG&E Energy)
     3,800,000        5.900%, 04/15/23                                            Aa2/AA                 4,037,500
                    Wickliffe Kentucky Pollution Control, (Westvaco)
     2,755,000        6.200%, 04/01/07                                             A1/A                  2,760,235
       100,000        6.375%, 04/01/26                                             A1/A                    109,000
                                                                                                        22,316,022

                    TRANSPORTATION (6.8%)
                    Kenton County Kentucky Airport Board Airport
                      Revenue,
     4,740,000        6.300%, 03/01/15, FSA Insured                               Aaa/AAA                5,048,100
                    Kentucky Interlocal School Transportation Authority
       150,000        5.100%, 03/01/05                                             NR/A                    156,938
       145,000        5.400%, 06/01/17                                             NR/A                    148,625
       200,000        6.000%, 12/01/20                                             NR/A                    208,250
       300,000        5.800%, 12/01/20                                             NR/A                    309,750
       400,000        6.000%, 12/01/20                                             NR/A                    416,500
       400,000        5.650%, 12/01/20                                             NR/A                    410,000
       350,000        5.600%, 12/01/20                                             NR/A                    357,875
                    Kentucky State Turnpike Authority Economic
                      Development Road Revenue,
       120,000        8.500%, 07/01/06                                              A/A+                   152,850
     1,000,000        6.500%, 07/01/08, AMBAC Insured                             Aaa/AAA                1,176,250
     3,505,000        5.625%, 07/01/15, AMBAC Insured                             Aaa/AAA                3,763,494
                    Puerto Rico Commonwealth Highway &
                      Transportation Authority Highway Revenue,
     4,000,000        6.625%, 07/01/02, Pre-Refunded                             Baa1/A                  4,430,000
                    16,578,632

                    HOSPITALS (11.2%)
                    Floyd County Kentucky Hospital Revenue,
       250,000        7.500%, 08/01/10                                             NR/AAA                  269,375


                    Hopkins County Kentucky Hospital Revenue,
     1,000,000        6.625%, 11/15/11, MBIA Insured                              Aaa/AAA                1,083,750
                    Jefferson County Kentucky Health Facilities Revenue
                      (Jewish Hospital),
     1,500,000        5.650%, 01/01/17, AMBAC Insured                             Aaa/AAA                1,601,250
       100,000        5.700%, 01/01/21, AMBAC Insured                             Aaa/AAA                  107,625
     1,150,000        6.550%, 05/01/22, AMBAC Insured                             Aaa/AAA                1,249,188
       230,000        5.750%, 01/01/26, AMBAC Insured                             Aaa/AAA                  247,825
     1,000,000        5.125%, 10/01/18, MBIA Insured                              Aaa/AAA                1,002,500
     3,500,000        5.125%, 10/01/27, MBIA Insured                              Aaa/AAA                3,508,750
                    Kentucky Development Finance Authority Hospital
                      Revenue,
       750,000        7.000%, 09/01/01, Pre-Refunded                               NR/NR*                  825,938
     3,000,000        6.500%, 11/01/01, Pre-Refunded                               A1/A+                 3,258,750
     2,150,000        6.750%, 11/01/01, Pre-Refunded                               A1/A+                 2,351,563
       420,000        5.250%, 02/01/09, FSA Insured                               Aaa/AAA                  450,450
     1,000,000        5.700%, 10/01/10, ACA Insured                                NR/A                  1,068,750
     1,375,000        6.125%, 02/01/12, CGIC Insured,
                      (Kingsdaughters)                                            Aaa/AAA                1,495,313
     2,590,000        5.000%, 08/15/15, MBIA Insured                              Aaa/AAA                2,590,000
     3,000,000        5.900%, 12/01/15, FGIC Insured                              Aaa/AAA                3,213,750
     1,000,000        5.850%, 10/01/17, ACA Insured                                NR/A                  1,041,250
     1,990,000        5.000%, 08/15/24, MBIA Insured                              Aaa/AAA                1,972,588
                                                                                                        27,338,615

                    HOUSING (15.4%)
                    Greater Kentucky Housing Assistance Corp. Multi-
                      Family Housing Revenue,
       320,000        6.300%, 07/01/15                                            Aaa/NR                   339,600
     2,025,000        6.050%, 07/01/22                                            Aaa/AAA                2,075,625
       275,000        6.400%, 07/01/23                                            Aaa/NR                   293,219
                    Jefferson County Kentucky Multi-Family Revenue,
     1,530,000        5.750%, 06/01/23, (Taylorsville Road Project)                NR/AA                 1,604,588
                    Jefferson County Kentucky Multi-Family Revenue,
     1,200,000        5.650%, 08/20/34 (Kentucky Towers Project)                  Aaa/AAA                1,249,500
                    Kenton County Kentucky Project Note
     1,000,000        6.125%, 12/01/17, FHA Insured                               Aa2/NR                 1,080,000


                    Kenton County Kentucky Industrial Development,
       300,000        6.950%, 12/01/26                                            Aa2/NR                   339,000
                    Kentucky Housing Corporation Housing Revenue,
       255,000        7.750%, 01/01/07                                            Aaa/AAA                  266,156
       835,000        7.600%, 01/01/07                                            Aaa/AAA                  870,488
     1,000,000        6.500%, 01/01/07                                            Aaa/AAA                1,066,250
        45,000        7.875%, 01/01/08                                            Aaa/AAA                   45,956
       340,000        7.250%, 01/01/09                                            Aaa/AAA                  353,141
       980,000        7.125%, 01/01/10                                            Aaa/AAA                1,036,350
     4,975,000        6.600%, 07/01/11                                            Aaa/AAA                5,273,500
       725,000        5.300%, 07/01/10                                            Aaa/AAA                  750,375
       230,000        5.400%, 07/01/14                                            Aaa/AAA                  237,763
       750,000        6.250%, 07/01/15                                            Aaa/AAA                  798,750
       315,000        6.100%, 07/01/16                                            Aaa/AAA                  333,900
     1,475,000        6.400%, 01/01/17                                            Aaa/AAA                1,576,406
       445,000        5.300%, 07/01/18                                            Aaa/AAA                  451,675
     1,065,000        5.550%, 07/01/18                                            Aaa/AAA                1,103,606
     1,450,000        5.800%, 01/01/19                                            Aaa/AAA                1,504,375
       300,000        7.900%, 01/01/21                                            Aaa/AAA                  311,625
        30,000        7.800%, 01/01/21                                            Aaa/AAA                   31,238
       110,000        8.100%, 01/01/22                                            Aaa/AAA                  114,813
     1,910,000        7.450%, 01/01/23                                            Aaa/AAA                2,005,500
       225,000        6.800%, 01/01/24                                            Aaa/AAA                  238,500
       310,000        5.850%, 07/01/27                                            Aaa/AAA                  320,850
     3,500,000        6.375%, 07/01/28                                            Aaa/AAA                3,696,875
     6,900,000        6.300%, 01/01/28                                            Aaa/AAA                7,296,750
     1,000,000        6.250%, 07/01/28                                            Aaa/AAA                1,057,500
                                                                                                        37,723,874

                    SCHOOLS (10.3%)
                    Boone County Kentucky School District Finance
                      Corp. School Building Revenue,
     1,750,000        6.750%, 09/01/01, Pre-Refunded                               A1/A                  1,931,563
     2,250,000        6.125%, 12/01/17, Pre-Refunded                               A1/NR                 2,477,813
     2,295,000        5.700%, 05/01/18                                             A1/NR                 2,398,275

                    Boyd County Kentucky School District Finance
                      Corp.,
       575,000        5.375%, 10/01/17                                             A1/NR                   595,844
                    Christian County Kentucky School District Finance
                      Corp.,
       500,000        5.000%, 06/01/09                                             A1/NR                   523,750
                    Fayette County School Building Revenue,
       160,000        5.350%, 01/01/14                                             A1/A+                   166,200
     1,780,000        5.700%, 12/01/16                                             A1/A+                 1,902,375
                    Floyd County Kentucky School Building Revenue
       250,000        5.000%, 12/01/09                                             A1/NR                   262,500
                    Garrard County Kentucky School Building Revenue,
       100,000        5.900%, 06/01/15                                             A1/NR                   107,750
       160,000        5.900%, 06/01/16                                             A1/NR                   171,800
                    Grayson County Kentucky School Building Revenue,
     1,940,000        6.000%, 01/01/15                                             A1/NR                 2,129,150
                    Hazard Kentucky Independent School District
                      Finance Corp.,
       555,000        5.300%, 09/01/22                                             A1/NR                   566,100
                    Jefferson County Kentucky School District Finance
                      Corp. School Building Revenue,
       370,000        6.200%, 01/01/06, MBIA Insured                              Aaa/AAA                  401,913
       100,000        5.250%, 07/01/09                                            Aaa/AAA                  106,750
       500,000        5.875%, 01/01/11                                             A1/A+                   541,250
       695,000        5.125%, 11/01/14, FSA Insured                               Aaa/AAA                  713,244
                    Kenton County Kentucky School District Finance
                      Corp. School Building Revenue,
       100,000        5.250%, 03/01/06                                             NR/A+                   106,125
                    Lexington-Fayette Urban County Government
                      Project U.K. Library
       725,000        5.000%, 11/01/15, MBIA Insured                              Aaa/AAA                  728,625
     1,000,000        5.000%, 11/01/20, MBIA Insured                              Aaa/AAA                  995,000

                    Meade  County Kentucky School District Finance
                      Corp.,
       400,000        5.700%, 07/01/15                                             A1/NR                   435,000
       500,000        6.000%, 07/01/16                                             A1/NR                   551,250
                    Middlesboro Kentucky Independent School District
                      Finance Corp.
       100,000        6.100%, 08/01/16                                             A1/NR                   111,500
                    Nelson County Kentucky School Building Revenue,
     1,820,000        5.750%, 04/01/15                                             A1/NR                 1,940,575
                    Pike County Kentucky School District Finance Corp.
                      School Building Revenue,
       720,000        7.000%, 12/01/00, Pre-Refunded                                A/A                    786,600
                    Rowan County Kentucky School District Finance
                      Corp.
       215,000        5.600%, 06/01/16                                             A1/NR                   229,781
                    Scott County Kentucky School Building Revenue,
     2,750,000        5.900%, 06/01/18                                             A1/A                  2,932,188
                    Taylor County Kentucky School Building Revenue,
       280,000        6.000%, 08/01/16                                             A1/NR                   304,850
                    Todd County Kentucky School Building Revenue,
       980,000        6.300%, 10/01/14                                             NR/A                  1,079,225
                                                                                                        25,196,996

                    Total Investments (cost $226,378,152**)             98.3%                          240,819,563
                    Other assets in excess of liabilities                1.7                             4,131,527
                    Net Assets                                         100.0%                       $  244,951,090

                    * Any security not rated has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.
                    **  Cost for Federal tax purposes is identical.

See accompanying notes to financial statements.


CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
    Investments at value (cost $226,378,152)                                                         $ 240,819,563
    Cash                                                                                                   389,974
    Interest receivable                                                                                  3,837,674
    Receivable for securities called for redemption                                                        450,000
    Receivable for Fund shares sold                                                                        102,448
    Other assets                                                                                             1,242
      Total assets                                                                                     245,600,901

LIABILITIES
    Dividends payable                                                                                      338,227
    Distribution fees payable                                                                               89,075
    Management fee payable                                                                                  83,129
    Accrued expenses                                                                                        71,931
    Payable for Fund shares redeemed                                                                        67,449
      Total liabilities                                                                                    649,811

NET ASSETS                                                                                           $ 244,951,090

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $.01 per share               $     226,486
    Additional paid-in capital                                                                         229,517,778
    Accumulated net realized gain on investments                                                           765,415
    Net unrealized appreciation on investments                                                          14,441,411
                                                                                                     $ 244,951,090

CLASS A
    Net Assets                                                                                       $ 229,667,000
    Capital shares outstanding                                                                          21,236,109
    Net asset value and redemption price per share                                                   $       10.81
    Offering price per share (100/96 of $10.81 adjusted to nearest cent)                             $       11.26

CLASS C
    Net Assets                                                                                       $     949,491
    Capital shares outstanding                                                                              87,810
    Net asset value and offering price per share                                                     $       10.81
    Redemption price per share (*generally, a charge of 1% is imposed on the
      proceeds of shares redeemed during the first 12 months after purchase)                         $       10.81*

CLASS Y
    Net Assets                                                                                       $  14,334,599
    Capital shares outstanding                                                                           1,324,689
    Net asset value, offering and redemption price per share                                         $       10.82

See accompanying notes to financial statements.



CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
        Interest income                                                                               $ 13,488,508

Expenses:
        Management fee (note 3)                                                  $     958,774
        Distribution and service fees (note 3)                                         348,905
        Transfer and shareholder servicing agent fees                                  143,559
        Trustees' fees and expenses (note 8)                                            74,368
        Legal fees                                                                      61,335
        Shareholders' reports and proxy statements                                      51,584
        Registration fees and dues                                                      31,113
        Audit and accounting fees                                                       28,750
        Custodian fees                                                                  22,490
        Insurance                                                                        3,766
        Miscellaneous                                                                   23,715
                                                                                     1,748,359

        Expenses paid indirectly (note 7)                                              (33,201)
              Net expenses                                                                              1,715,158
              Net investment income                                                                    11,773,350

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized gain from securities transactions                                 865,993
        Change in unrealized appreciation on investments                              (513,405)

        Net realized and unrealized gain on investments                                                   352,588
        Net increase in net assets resulting from operations                                         $ 12,125,938

See accompanying notes to financial statements.


CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              YEAR ENDED DECEMBER 31,
                                                                                             1998                1997

OPERATIONS:
    Net investment income                                                               $  11,773,350       $  11,982,164
    Net realized gain from securities transactions                                            865,993             690,738
    Change in unrealized appreciation on investments                                         (513,405)          5,384,972
      Change in net assets from operations                                                 12,125,938          18,057,874

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
    Class A Shares:
    Net investment income                                                                 (11,135,477)        (11,553,536)
    Net realized gain on investments                                                         (207,578)           (332,819)

    Class C Shares:
    Net investment income                                                                     (35,988)            (29,337)
    Net realized gain on investments                                                             (671)               (845)

    Class Y Shares:
    Net investment income                                                                    (610,932)           (391,517)
    Net realized gain on investments                                                          (11,388)            (11,278)
      Change in net assets from distributions                                             (12,002,034)        (12,319,332)

CAPITAL SHARE TRANSACTIONS (note 9):
    Proceeds from shares sold                                                              28,425,496          25,210,705
    Reinvested dividends and distributions                                                  6,370,081           6,701,119
    Cost of shares redeemed                                                               (26,247,691)        (30,516,063)
      Change in net assets from capital share transactions                                  8,547,886           1,395,761
      Change in net assets                                                                  8,671,790           7,134,303

NET ASSETS:
    Beginning of period                                                                   236,279,300         229,144,997
    End of period                                                                       $ 244,951,090       $ 236,279,300

See accompanying notes to financial statements.


CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

          Churchill Tax-Free Fund of Kentucky (the "Fund"), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April
30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 1998 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:
Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40 of 1% on the Fund's net assets.

     Banc One Investment Advisors Corporation (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio.
 For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.14 of 1% on the Fund's net assets.

     For the year ended December 31, 1998, the Fund incurred fees for advisory and administrative services of $958,774.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers ("Qualified Recipients") or others selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 1998, service fees on Class A Shares amounted to $340,056, of which the Distributor received $8,641.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1998, amounted to $6,637. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1998, amounted to $2,212. The total of these payments with respect to Class C Shares amounted to $8,849, of which the Distributor received $5,934.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Kentucky, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1998, the Distributor received commissions of $27,253 on sales of Class A Shares.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 1998, purchases of securities and proceeds from the sales of securities aggregated
$38,565,149 and $30,199,628, respectively.

     At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $14,646,285 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $204,874 for a net unrealized appreciation of $14,441,411.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in triple tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers' ability to meet their obligations.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Kentucky income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividends may, under some circumstances, be subject to the alternative minimum tax.

7. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were nine Trustees. Trustees' fees paid during the year were at the annual rate of $5,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 1998 such reimbursements averaged approximately $3,700 per Trustee. Two of the Trustees, who are affiliated with the Manager, are not paid any Trustee fees.

9. CAPITAL SHARE TRANSACTIONS
          Transactions in Capital Shares of the Fund were as follows:

                                                              YEAR ENDED                              YEAR ENDED
                                                           DECEMBER 31, 1998                       DECEMBER 31, 1997

                                                       SHARES             AMOUNT               SHARES             AMOUNT
CLASS A SHARES:
    Proceeds from shares sold                         2,030,723      $  21,961,981            1,946,573      $  20,614,221
    Reinvested distributions                            584,567          6,317,336              629,661          6,662,872
    Cost of shares redeemed                          (2,330,285)       (25,200,489)          (2,759,392)       (29,203,137)
      Net change                                        285,005          3,078,828             (183,158)        (1,926,044)

CLASS C SHARES:
    Proceeds from shares sold                            29,609            319,908               47,349            501,768
    Reinvested distributions                              2,314             25,002                2,091             22,131
    Cost of shares redeemed                             (22,308)          (240,974)             (12,332)          (131,306)
      Net change                                          9,615            103,936               37,108            392,593

CLASS Y SHARES:
    Proceeds from shares sold                           568,483          6,143,607              387,049          4,094,716
    Reinvested distributions                              2,555             27,743                1,517             16,116
    Cost of shares redeemed                             (74,568)          (806,228)            (112,210)        (1,181,620)
      Net change                                        496,470          5,365,122              276,356          2,929,212
Total transactions in Fund
    shares                                              791,090      $   8,547,886              130,306      $   1,395,761


CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                  CLASS A(1)
                                                                            YEAR ENDED DECEMBER 31,
                                                             1998       1997       1996       1995       1994

Net Asset Value, Beginning of Period                        $10.81     $10.55     $10.71     $9.97      $10.93

Income from Investment Operations:
    Net investment income                                     0.53       0.55       0.55      0.60        0.60
    Net gain (loss) on securities (both realized and
      unrealized)                                             0.01       0.27      (0.12)     0.74       (0.96)
    Total from Investment Operations                          0.54       0.82       0.43      1.34       (0.36)

Less Distributions (note 6):
    Dividends from net investment income                     (0.53)     (0.55)     (0.59)    (0.60)      (0.60)
    Distributions from capital gains                         (0.01)     (0.01)       -         -           -
    Total Distributions                                      (0.54)     (0.56)     (0.59)    (0.60)      (0.60)

Net Asset Value, End of Period                              $10.81     $10.81     $10.55    $10.71      $ 9.97

Total Return (not reflecting sales charge)(%)                 5.13       8.08       4.17     13.75       (3.31)

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)                229,667    226,477    222,889   230,270     232,656
    Ratio of Expenses to Average Net Assets (%)               0.73       0.73       0.75      0.80        0.73
    Ratio of Net Investment Income to Average Net
      Assets (%)                                              4.89       5.19       5.22      5.74        5.80
    Portfolio Turnover Rate (%)                              12.79      22.39       8.94     17.09       35.25

The expense ratios after giving effect to the expense offset for uninvested cash balances were:
    Ratio of Expenses to Average Net Assets (%)               0.72       0.72       0.74      0.79        0.72

(1) Designated as Class A Shares on April 1, 1996.

Note: Effective September 11, 1995, Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank, Kentucky, Inc. and effective on May 1, 1998, pursuant to new management arrangements, was appointed as the Fund's Investment Sub-Adviser.

See accompanying notes to financial statements.


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS C(1)                     CLASS Y(1)
                                                                          PERIOD(2)                                 PERIOD(2)
                                                YEAR ENDED DECEMBER 31,     ENDED         YEAR ENDED DECEMBER 31,     ENDED
                                                  1998       1997       DEC. 31, 1996       1998       1997       DEC. 31, 1996

Net Asset Value, Beginning of Period             $10.81     $10.55         $10.47          $10.82     $10.55         $10.47

Income from Investment Operations:
    Net investment income                          0.44       0.46           0.37            0.54       0.56           0.43
    Net gain on securities (both
      realized and unrealized)                     0.01       0.27           0.11            0.02       0.29           0.11
    Total from Investment Operations               0.45       0.73           0.48            0.56       0.85           0.54

Less Distributions (note 6):
    Dividends from net investment income          (0.44)     (0.46)         (0.40)          (0.55)     (0.57)         (0.46)
    Distributions from capital gains              (0.01)     (0.01)           -             (0.01)     (0.01)           -
    Total Distributions                           (0.45)     (0.47)         (0.40)          (0.56)     (0.58)         (0.46)

Net Asset Value, End of Period                   $10.81     $10.81         $10.55          $10.82     $10.82         $10.55

Total Return (not reflecting sales charge)(%)      4.24       7.16           4.72+           5.26       8.34           5.24+

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)         949        845            433          14,335      8,957          5,823
    Ratio of Expenses to Average Net
      Assets (%)                                   1.59       1.57           1.56*           0.58       0.57           0.58*
    Ratio of Net Investment Income to
      Average Net Assets (%)                       4.04       4.30           4.34*           5.03       5.31           5.41*
    Portfolio Turnover Rate (%)                   12.79      22.39           8.94           12.79      22.39           8.94

The expense ratios after giving effect to the expense offset for uninvested cash balances were:
    Ratio of Expenses to Average Net
      Assets (%)                                   1.57       1.56           1.55*           0.57       0.56           0.56*

(1) New Class of Shares established on April 1, 1996.

(2) From April 1, 1996 to December 31, 1996.

 +   Not annualized.

 *   Annualized.

See accompanying notes to financial statements.


FEDERAL TAX STATUS OF 1998 DISTRIBUTIONS (UNAUDITED)

     For the fiscal year ended December 31, 1998, of the total amount of dividends paid by Churchill Tax-Free Fund of Kentucky, 98.10% was "exempt-interest dividends" and the balance was ordinary dividend income. $205,041 of the amount distributed by the Fund during fiscal 1998 is designated as a dividend from 20% net long-term capital gains. For those shareholders subject to the Federal alternative minimum tax, 19.41% of your Fund's dividends was derived from interest on "private activity bonds."

     Prior to January 31, 1999, shareholders were mailed IRS Form
1099-DIV which contained information on the status of distributions paid for the 1998 CALENDAR YEAR.


PREPARING FOR YEAR 2000 (UNAUDITED)

     The Trustees and officers of the Fund have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize or eliminate any potential impact upon the Fund and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Fund are ready by the beginning of the year 2000.

     The Fund is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Fund's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring and will continue to monitor the progress of its suppliers.

     As you can well understand, we cannot directly control our supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Fund will be significantly affected by year 2000 problems.


     We will continue to keep you up-to-date through future communications.